UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2022, Eagle Pharmaceuticals, Inc. (the “Company”) and Enalare Therapeutics Inc. (“Enalare”) entered into a Securities Purchase Agreement, pursuant to which the Company has committed to provide equity investments of up to $55 million in Enalare (the “Purchase Agreement”). Concurrently with the execution of the Purchase Agreement, the Company, Enalare and holders of all of the outstanding capital stock, and any securities or options exercisable for capital stock, of Enalare (the “Securityholders”) entered into a Security Purchase Option Agreement, pursuant to which the Company has the option (the “Purchase Option”) to acquire all of the remaining outstanding shares of Enalare other than those already owned by the Company subject to the terms and conditions of the agreement (the “Option Agreement”).

The Securities Purchase Agreement:

Pursuant to the Purchase Agreement, the Company made an initial equity investment of $12.5 million (the “Initial Purchase”) in Enalare on August 8, 2022, pursuant to which the Company acquired 12,451 shares of Enalare common stock, par value $0.0001 per share (the “Common Stock”). The Purchase Agreement also provides for a second investment in the amount of $12.5 million no later than February 8, 2023, pursuant to which the Company will acquire an additional 12,451 shares of Common Stock (the “Second Purchase” and, together with the Initial Purchase, the “Initial Investment”). The Initial Investment is expected to support the research, development and commercialization of Enalare’s lead compound, ENA001, an agnostic respiratory stimulant for post-surgery respiratory depression. The Purchase Agreement further provides that upon the achievement of certain milestones, the Company will be required to make two additional equity investments in Enalare, each in an aggregate amount of $15 million. The first $15 million investment shall occur upon the dosing of the first patient in a Phase 2 human clinical trial of any product containing the active ingredient ENA-001 (a “Product Candidate”) (such investment, the “First Milestone Share Purchase”). If the First Milestone Share Purchase occurs, the Company would purchase a number of shares representing approximately 9.8% of Enalare. The second $15 million investment shall occur when patient enrollment in the Phase 2 human clinical trial of a Product Candidate reaches 50% (the “Second Milestone Share Purchase” and, together with the First Milestone Share Purchase, the “Milestone Share Purchases”). If the Second Milestone Share Purchase occurs, the Company would purchase a number of shares representing 9.5% of Enalare. Should the completion of the Milestone Share Purchases occur, the Company would own approximately 33% of Enalare’s outstanding Common Stock.

Pursuant to the terms of the Purchase Agreement, Enalare has agreed not to, without the Company’s prior written consent, and subject to certain conditions and exceptions, among other things, enter into (i) a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of Enalare; (ii) a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of Enalare related to any Product Candidate in the United States; (iii) a sale or other disposition (including through the issuance by Enalare of shares of its capital stock) of at least a majority of the voting power of Enalare; (iv) a merger, consolidation or similar transaction following which Enalare is not the surviving corporation; or (v) a merger, consolidation or similar transaction following which Enalare is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise (each a “Corporate Transaction”). In addition, Enalare shall not enter into a Corporate Transaction (i) while either of the Milestone Share Purchases remains unachieved, (ii) until the Company’s obligation to complete the Milestone Share Purchases is terminated under Section 4.3(e) of the Purchase Agreement, (iii) until the Purchase Agreement is terminated by the Company, or (iv) until the Purchase Agreement is terminated by a written agreement executed by the Company and Enalare.

In the event that (i) both Milestone Share Purchases have not occurred prior to June 30, 2027 or (ii) Enalare undergoes a Corporate Transaction without the Company’s prior written consent, the Company shall have no obligation to effect any further Milestone Share Purchase and such obligations shall terminate and be of no further force and effect. The deadline for the Second Purchase and any Milestone Share Purchase may be extended to the extent necessary for the Company to receive any necessary approvals from regulatory authorities under applicable anti-trust laws or to allow for the lapse of any waiting period under applicable.

The Company’s obligation to effect either Milestone Share Purchase may be terminated upon the Company’s exercise of its Purchase Option pursuant to the Option Agreement, which is described in more detail below. Furthermore, following the closing of the Second Purchase, the Company may terminate the Purchase Agreement and the Option Agreement at any time in its sole and absolute discretion with thirty (30) days’ written notice to Enalare.

The Joint Development Committee

Pursuant to the Purchase Agreement, the Company and Enalare have agreed to establish a joint development committee (“JDC”) to oversee Enalare’s development activities in connection with any Product Candidate. Enalare has the right toappoint up to three members and the Company has the right to appoint up to two members to the JDC. For the first two years following the execution of the Purchase Agreement, the JDC shall meet once per calendar quarter. Following the second anniversary of the execution of the Purchase Agreement, the JDC shall meet semi-annually thereafter.

The Security Purchase Option Agreement

Pursuant to the Option Agreement, the Company has the option (but not the obligation) to acquire, in whole, all of the outstanding shares of Enalare other than those already owned by the Company (i) via a direct acquisition option or (ii) by entering into a definitive agreement with Enalare containing the terms, covenants and conditions set forth in the term sheet attached as Exhibit A to the Option Agreement, in each case for an amount equal to approximately $100 million to $175 million in the aggregate plus additional amounts as set forth in the agreement. The term of the Purchase Option (the “Option Period”) commenced on August 8, 2022 and will end upon the earlier of (x) 90 days following the U.S. Food and Drug Administration (“FDA”) communication of proceed to clinical for a Phase 3 clinical study for a Product Candidate or (y) June 30, 2027. Enalare shall not initiate Phase 3 pivotal studies prior to the end of the Option Period and the Company shall have reasonable access to all relevant data and documents following the Phase 3 Milestone (as defined in the Option Agreement).

Pursuant to the Option Agreement, if a Priority Review Voucher were to be granted with respect to the first Product Candidate, (“PRV”), the Company would be required to pay to the royalty recipients 9-12% of all proceeds received from the sale of any such PRV. If the Company were to use the PRV, if any, for an application, it would be required to pay to the royalty recipients an agreed dollar amount.

The Company may terminate the Option Agreement following the closing of the Second Purchase at any time in its sole and absolute discretion with thirty (30) days’ written notice to Enalare.

The foregoing is only a brief description of the material terms of the Purchase Agreement, the Option Agreement, the Initial Investment, Milestone Share Purchases and the Purchase Option, and does not purport to be a complete statement of the rights and obligations of the parties under these agreements and the transactions contemplated thereby, and is qualified in its entirety by the full text of the Purchase Agreement and the Option Agreement, copies of which are attached as Exhibit 10.1 and 10.2, respectively, hereto and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 is hereby incorporated into this Item 2.01.

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2022, the Company issued a press release announcing its financial results for the first fiscal quarter ended June 30, 2022 (the “Earnings Release”).

A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On August 9, 2022, the Company issued a press release announcing its entry into the Purchase Agreement and the Option Agreement and the Initial Investment.

A copy of the full text of the press release referenced above is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.2, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “should,” “may,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “near future,” “belief,” “guidance,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as statements regarding: the Company’s financial projections and guidance, including anticipated financial performance for 2022, including expected R&D and SG&A expense; any further investments in Enalare and Enalare’s development programs; the potential exercise of Eagle’s option to acquire all of Enalare’s outstanding shares; the potential benefits and commercial opportunity of Enalare’s product candidates; the potential of Enalare product candidates to immediately expand Eagle's long-term growth possibilities, if acquired; expectations that the transaction with Enalare will help improve the care of patients undergoing medical treatments, solidify the Company's leadership position in the hospital and anesthesia space and bring long-term value to the Company's shareholders; statements regarding expectations with respect to whether and when the Acacia acquisition may be earnings accretive; expectations with respect to synergies; expectations that the acquisition of Acacia Pharma will help improve the care of patients undergoing medical treatments, solidify the Company's leadership position in the hospital and oncology space and bring long-term value to the Company's shareholders; the estimated addressable market size and estimated sales figures for BARHEMSYS and BYFAVO and other products or product candidates; the ability of BARHEMSYS and BYFAVO, as well as the Company’s investment in Enalare, serve to diversify and complement its revenue streams and strengthen its advantage in acute care; the ability of Enalare to advance global development and future commercialization of ENA001 and the Company’s potential acquisition of Enalare in the future, subject to the completion of certain milestones; the Company’s ability to pursue additional potential transactions to further diversify its product portfolio and pipeline on favorable terms or at all; the Company’s ability to obtain and maintain regulatory approval of its products and product candidates; the Company's clinical development plan for its product candidates, including the number and timing of development initiatives or new indications for the Company’s product candidates; the Company’s timing and ability to enroll patients in upcoming clinical trials, including for CAL02; the timing, scope or likelihood and timing of regulatory filings and approvals from the FDA for the Company’s product candidates, including landiolol and its fulvestrant product; the progress and success of the Company’s launch of any products, including vasopressin and PEMFEXY; the addressable market size for, and the ability of the Company to successfully commercialize, its product candidates, including vasopressin and PEMFEXY; the ability of vasopressin to benefit providers and patients as an alternative to Vasostrict; the ability of BARHEMSYS, BYFAVO, landiolol, ENA-001 and other products and product candidates to address unmet clinical needs; the potential market opportunity for the Company’s products or product candidates, including for BARHEMSYS, BYFAVO and landiolol; the period of marketing exclusivity for any of the Company’s products or product candidates, including vasopressin; the resolution of patent litigation and all related settlement terms, including the date of market entry and the potential for earlier market entry under certain circumstances; the timing, scope or likelihood and timing of regulatory filings and approvals from the FDA for the Company’s product candidates and the Company’s ability to maintain regulatory approval of its products and product candidates; the Company's clinical development plan for the product candidates in its portfolio; the implementation of certain healthcare reform measures; the ability of the Company to obtain and maintain coverage and adequate reimbursement for its products; the success of the Company's collaborations with its strategic partners and the timing and results of these partners’ preclinical studies and clinical trials, and the Company’s potential earnings potential through such collaborations; the ability of the Company’s executive team to execute on the Company’s strategy and to utilize its cash and other assets to increase shareholder value; and the ability of the Company’s product candidates to deliver value to stockholders; the Company's ability to deliver value in 2022 and over the long term; the Company’s ability to sustain and accelerate this growth; the Company’s ability to utilize its cash and other assets to increase shareholder value; the Company’s ability to effectively manage and control expenses in line with its budget; and the Company's plans and ability to advance the products in its pipeline; potential opportunities for, and the Company’s ability to complete, business development transactions, in a timely manner, on favorable terms to the Company, or at all; the sufficiency of the Company’s cash flows and capital resources; and the Company’s ability to achieve expected future financial performance and results. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the risk that the anticipated benefits of the Company’s recently completed transaction with Acacia Pharma and the transaction with Enalare are not realized; the impacts of the COVID-19 pandemic and geopolitical events such as the conflict in Ukraine, including disruption or impact in the sales of the Company’s marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company’s third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic or other events on the Company’s business, financial condition and results of operations; macroeconomic conditions, such as rising inflation and uncertain credit and financial markets; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates, including landiolol and ENA001; whether the Company can successfully market and commercialize its products or product candidates; the success of the Company’s relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of its products or that may have an impact on any of the Company’s products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic and geopolitical events, on economic activity and the performance of the financial markets generally; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in the early stages of drug development and in conducting clinical trials; and factors in addition to the foregoing that may impact the Company’s financial projects and guidance, including among other things, any potential business development transactions, acquisitions, restructurings or legal settlements, in addition to any unanticipated factors, that may cause the Company’s actual results and outcomes to materially differ from its projections and guidance; and those risks and uncertainties identified in the “Risk Factors” sections of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 9, 2022, and its other subsequent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, which the Company expects to file with the SEC on August 9, 2022. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1*†	Securities Purchase Agreement, by and between the Registrant and Enalare Therapeutics Inc., dated August 8, 2022.
10.2*†	Security Purchase Option Agreement, by and between the Registrant, Enalare Therapeutics Inc. and the other parties thereto, dated August 8, 2022.
99.1	Earnings Release, dated August 9, 2022.
99.2	Press Release, dated August 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

† Certain confidential information contained in this exhibit has been omitted because it is both (i) not material and (ii) is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2022	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer